Exhibit 99.1

DIRECTORS RESOLUTIONS

OF

ANDO HOLDINGS LIMITED

(the “Company”)

WHEREAS:

A.Lee Hiu Lan has consented to step down as Chief Financial Officer, Secretary and Treasurer of the Company.

B.Lam Chi Kwong Leo has consented to act as the new Chief Financial Officer, Secretary and Treasurer of the Company.

BE IT RESOLVED THAT:

C.Lee Hiu Lan stepped down as Chief Financial Officer, Secretary and Treasurer of the Company.

D.Lam Chi Kwong Leo acted as the new Chief Financial Officer, Secretary and Treasurer of the Company.

Effective date: April 14, 2020

/s/ Lam Chi Kwong Leo

Lam Chi Kwong Leo

/s/ Chan Tung Ngai

Chan Tung Ngai

/s/ Hu Jiasheng

Hu Jiasheng